Exhibit 99.1

CorePoint Stockholders Approve Pending Transaction

CorePoint to be Acquired by Joint Venture

Between Affiliates of Highgate and Cerberus Capital Management, L.P.

IRVING, Texas – March 1, 2022 – CorePoint Lodging, Inc. (NYSE: CPLG) (“CorePoint” or the “Company”), a pure play select-service hotel owner strategically focused on the midscale and upper-midscale segments, today announced that its stockholders voted to approve the acquisition of CorePoint by a joint venture between affiliates of Highgate and Cerberus Capital Management, L.P. (“Cerberus”). The transaction is expected to close as early as March 3, 2022, subject to satisfaction of the remaining closing conditions.

Keith Cline, President and Chief Executive Officer of CorePoint, said, “I thank our stockholders for their support of this transaction and am incredibly grateful to the CorePoint team for their continued dedication to serving our stakeholders. We look forward to completing this transaction and delivering immediate and compelling cash value to our stockholders.”

Under the terms of the previously announced merger agreement, upon the closing of the merger, Highgate and Cerberus will acquire all outstanding shares of CorePoint common stock in an all-cash transaction. Assuming the closing of the merger occurs on March 3, 2022, the total merger consideration to be paid upon completion of the transaction will be $15.99 per share in cash (without interest and subject to applicable withholding taxes).

Upon successful completion of the transaction, CorePoint’s common stock will no longer be listed on the New York Stock Exchange, and the Company will be privately owned.

The final voting results will be reported in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission after certification by CorePoint’s inspector of elections.

About CorePoint

CorePoint Lodging Inc. (NYSE: CPLG) is the only pure-play publicly traded U.S. lodging REIT strategically focused on the ownership of midscale and upper-midscale select-service hotels. CorePoint owns a geographically diverse portfolio in attractive locations primarily in or near employment centers, airports, and major travel thoroughfares. The portfolio consists of primarily La Quinta branded hotels. For more information, please visit CorePoint’s website at www.corepoint.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: completion of the proposed transaction is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of CorePoint prior to the consummation of the proposed transaction; and the satisfaction of the closing conditions to the proposed transaction; business, financial and operating risks inherent to the lodging industry; macroeconomic and other factors beyond our control, including without limitation the effects of the ongoing COVID-19 pandemic or other pandemics or outbreaks of contagious disease; the geographic concentration of our hotels; our inability to compete effectively; our concentration in the La Quinta brand; our dependence on the performance of LQ Management L.L.C. and other third-party hotel managers and franchisors; covenants in our hotel management and franchise agreements that limit or restrict the sale of our hotels; risks posed by our disposition activities, including our ability to contract with qualified buyers and the risk that purchasers may not have the access to capital or meet other requirements; risks resulting from significant investments in real estate; cyber threats and the risk of data breaches or disruptions of technology information systems; the growth of internet reservation channels; disruptions to the functioning or transition of the reservation systems, accounting systems or other technology programs for our hotels, and other technology programs and system upgrades; and our substantial indebtedness, including restrictions imposed on our ability to access our cash. Additional risks and uncertainties include, among others, those risks and uncertainties described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated or superseded from time to time in our periodic filings with the Securities and Exchange Commission (SEC). You are urged to carefully consider all such factors and we note that the COVID-19 pandemic may have the effect of heightening many of the risks and uncertainties described. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only to expectations as of the date of this communication. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this press release, such statements or disclosures will be deemed to modify or supersede such statements in this press release.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of CorePoint by affiliates of Highgate Hotels, L.P. and Cerberus Capital Management, L.P. In connection with this proposed acquisition, CorePoint has filed one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that CorePoint has or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF COREPOINT LODGING INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of CorePoint. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by CorePoint through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CorePoint are available free of charge on CorePoint’s internet website at www.corepoint.com or upon written request to: Investor Relations, CorePoint Lodging Inc., 125 E. John Carpenter Freeway, Suite 1650, Irving, Texas 75062 or by telephone at (214) 501-5535.

Participants in Solicitation

CorePoint, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CorePoint is set forth in the proxy statement filed with the SEC on January 14, 2022 and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 14, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contact:

Investors

Becky Roseberry

SVP - Finance and Investor Relations

214-501-5535

investorrelations@corepoint.com

Media

Andrew Siegel / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449